EXHIBIT 10.1

STATE OF SOUTH CAROLINA    )        AGREEMENT ACCOMPANYING
                           )        RESIGNATION OF JAMES C. HARRIS, JR.
COUNTY OF YORK             )


         WHEREAS, James C. Harris, Jr. has served as President and Chief Executive Officer of Clover Community Bank, Inc., (hereinafter "Bank") and its parent corporation, Clover Community Bankshares, Inc. ( hereinafter "Bankshares"), both of which are corporations organized under the laws of the State of South Carolina with their principal places of business in Clover, South Carolina; and

         WHEREAS, effective August 3, 2001, James C. Harris, Jr., has tendered his resignation as President and CEO of the Bank and of Bankshares; and

         WHEREAS, the Bank and Bankshares have accepted the resignation of James
C. Harris, Jr., on August 3, 2001, to be effective immediately; and

         WHEREAS, the parties desire to set forth the terms and conditions of their Agreement which accompany the resignation.

         NOW, WHEREFORE, this Agreement is made and entered into this 3rd day of August, 2001, by and between James C. Harris, Jr., and the Bank and Bankshares for and in consideration of the sum of Five and no/100 ($5.00) Dollars paid by the Bank and Bankshares to James C. Harris, Jr., and the mutual recitals herein, the receipt and sufficiency of which are hereby acknowledged, on the following terms and conditions:

         (1) Immediately upon the signing of this Agreement James C. Harris, Jr., will be paid the sum of Forty Thousand and no/100 ($40,000.00) Dollars in lieu of all other forms of compensation or benefits. It is understood and agreed that neither the Bank nor Bankshares shall withhold Federal or State Income Taxes, or Federal FICA on the $40,000.00 payment and the Bank and Bankshares will provide James C. Harris, Jr., with a 1099 form at the appropriate time for tax reporting purposes.

         (2) Except as noted hereafter the Bank and Bankshares will cease to be responsible for any fringe benefits, including major medical health insurance benefits and contributions to the 401K plan, for James C. Harris, Jr., as of the date of execution of this document.

         (3) Notwithstanding the foregoing paragraphs the Bank and Bankshares will pay the civic and country club dues for James C. Harris, Jr., for the month of August, 2001.

         (4) James C. Harris, Jr., will write and submit his resignation letter to the Bank and Bankshares prior to the execution of this Agreement.

         (5) Also, prior to the execution of this Agreement James C. Harris, Jr., will execute a Release of All Claims in favor of the Bank and Bankshares, a copy of which shall be attached to this Agreement as Exhibit 1.

         (6) James C. Harris, Jr., may within 48 hours of the execution of this Agreement sell his stock back to the Bank at $25.00 per share for the purpose of purchasing the 2001 Ford Expedition which the Bank and Bankshares have made available to him for his use as a company vehicle. The sales price for the for the vehicle will be the Bank's book value of $33,800.00 which is equal to 1,352 shares of the Bank's stock.

         (7)  This   Agreement   is  being   executed  in   duplicate   original
counterparts, so that James C. Harris. Jr., may receive one and the Bank and Bankshares may receive one.

         (8) The parties hereby represent, covenant, and warrant that each signature hereafter appearing is genuine, freely, knowingly, and willingly affixed hereon only after the signor has had the opportunity for the consequences of the terms of this Agreement Accompanying Resignation of James C. Harris, Jr., to be explained to the undersigned by legal counsel of his/her/its choosing and such consequences have been understood by the undersigned.

         IN WITNESS THEREOF, the parties have hereunto set their hands and affixed their seals this 3rd day of August, 2001.


                               SIGNATURES OMITTED

STATE OF SOUTH CAROLINA    )
                           )        RELEASE OF ALL CLAIMS
COUNTY OF YORK             )



         KNOW ALL MEN BY THESE PRESENTS that the undersigned James C. Harris, Jr., (hereinafter "Harris") for and in consideration of the sum of $40,000.00 paid by Clover Community Bank, Inc. (hereinafter "Bank") and Clover Community Bankshares, Inc. (hereinafter "Bankshares") to Harris, plus payment of Harris' civic and country club dues for the month of August by the Bank and Bankshares, the receipt and sufficiency of which is hereby acknowledged, does hereby release and forever discharge Bank and Bankshares, their respective successors, assigns, board members, officers, employees, servants, and agents, of and from all manners of action, causes of action, claims, counterclaims, suits debts, damages and demands of whatever kind or nature, which, as of the date of the execution of this Release of All Claims are known or reasonably ought to be known by Harris, and which arise or allegedly arise from, result, or allegedly result from, are based upon, or connected with in any way or manner whatsoever Harris' employment with and separation from employment with the Bank and Bankshares, whether such causes of action or claims may sound in contract, tort, employee benefits law, or otherwise.

         Harris hereby represents, covenants and warrants that his signature given below is genuine and is freely, knowingly, and willingly affixed hereon only after he has had the opportunity for the consequences of the terms of this Release of All Claims to be explained to the undersigned by legal counsel of his choosing and such consequences have been understood by the undersigned.

        IN WITNESS WHEREOF, Harris has hereunto set his hand and affixed his signature this the 3rd day of August, 2001.

                                       s/James C. Harris, Jr.
                                       -----------------------------------------
                                       James C. Harris, Jr.

Clover, South Carolina